Exhibit 10.33

확 약 서 (Letter of Commitment)

Emmaus Life Sciences, Inc. (이하 “엠마우스)는 나스닥(또는 NYSE American)에 상장을 진행 중에 있으며, 상장을 위한 순수자본요건을 충족하기 위하여 엠마우스가 보유한 주식회사 텔콘알에프제약(구 주식회사 텔콘, 이하 “텔콘”) 발행 주식을 처분하기를 희망하는 바, 아래의 사항을 당사자들은 각각 확약하기로 한다.

Emmaus Life Sciences, Inc. (“Emmaus”) is in the process of seeking to up-list its common stock on NASDAQ (or NYSE American) and wishes to liquidate the shares of Telcon RF Pharmaceutical Inc. (formerly Telcon Co., Ltd. and herein “Telcon”)  held by Emmaus in order to meet the listing requirements. The parties, therefore, hereby agree to each of the following:

1.

엠마우스는 2017. 6. 16.자 API Supply Agreement 제2조 제2항 제2호에 따라 엠마우스가 소유한 텔콘 발행 보통주식 6,643,559주에 대해 텔콘에게 담보(이하 “본건 질권”)로 제공한 바 있으며, 텔콘은 위 API Supply Agreement의 별첨(Exhibit A)에 규정된 Product 공급권 취득을 위하여 지급한 360억원과 동일한 금액의 총 매출이익이 텔콘에게 발생된 때 본건 질권을 해제하기로 합의한 바가 있다.

1. 6,643,559 shares of Telcon issued to Emmaus were pledged as collateral in accordance with Article 2, Paragraph 2.2 of the June 16, 2017 API Supply Agreement. It was previously agreed that the collateral shall be released when the total cumulative sales profit paid to Telcon reaches KRW 36 billion for the API supply stated in Exhibit A of the API Supply Agreement.

2.

상기 제1조와 관련하여, 본 확약서 날인과 동시에 엠마우스는 대량보유변동보고 지분신고를 약식서식으로 변경하여 지분신고를 하고, 텔콘은 본건 질권을 해당 주식에 대한 종목질권에서 해당 주식이 입고된 계좌에 대한 질권(이하 “계좌질권”)으로 변경하여 주식 매도가 가능하도록 한다. 단, 이와 같은 질권 변경은 기존 계약의 다른 조항을 변경하거나 그 밖에 어느 당사자의 의무를 경감시키는 효력을 갖지 아니한다.

2. With respect to Paragraph 1 above, Emmaus will file the short form to report its shareholder ownership and become second largest shareholder of Telcon. Telcon shall change the pledge on Telcon shares owned by Emmaus to a pledge on the account (herein “account pledge”) in which the shares are held to enable the stock sale by Emmaus, immediately upon the execution of this commitment letter.  Provided, however, that such changes in pledge shall not have the effect of changing other provisions of existing contracts or reducing the obligations of any other party.

본 확약서는 2부로 작성되며, 본 확약서의 날인을 증명하기 위하여 각 당사자의 적법한 대리인이 서명날인한다(단, 한국 당사자의 경우 당사자들의 대표자들이 각 회사의 법인인감도장을 날인 또는 서명하고 인감증명을 첨부키로 한다).

This certificate shall be prepared in two copies, signed by a legitimate representative of each party.

2019년 12월 23 일

확약인

주식회사 텔콘알에프제약

주소 : 경기도 용인시 기흥구 동탄기흥로 684

대표이사 : 김 지 훈     (인)

Emmaus Life Sciences Inc.

주소 : 21250 Hawthorne Blvd. Suite 800 Torrance, CA 90503

/s/ Dr. Yutaka Niihara

CEO : Dr. Yutaka Niihara              (인)